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                                                                    EXHIBIT 32.1




                             APPLIED MATERIALS, INC.
                  SARBANES-OXLEY ACT SECTION 906 CERTIFICATION



In connection with this annual report on Form 10-K of Applied Materials, Inc. for the fiscal year ended October 26, 2003, I, Michael R. Splinter, President and Chief Executive Officer of Applied Materials, Inc., hereby certify pursuant to 18 U.S.C.ss.1350, as adopted pursuant to ss.906 Of the Sarbanes-Oxley Act of 2002, that:

         1. this Form 10-K for the fiscal year ended October 26, 2003 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in this Form 10-K for the fiscal year ended October 26, 2003 fairly presents, in all material respects, the financial condition and results of operations of Applied Materials, Inc. for the periods presented therein.


Date: January 13, 2004

                                                      /s/Michael R. Splinter
                                                      -------------------------
                                                      President and
                                                      Chief Executive Officer